UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2023 (February 6, 2023)

PLURI INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-31392	98-0351734
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

MATAM Advanced Technology Park
Building No. 5
Haifa, Israel	3508409
(Address of Principal Executive Offices)	(Zip Code)

011 972 74 710 7171

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.00001 per share	PLUR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 6, 2023, Pluri Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) in connection with the Company’s intended 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) and a notice regarding deadlines for any stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Amendment No. 1 to Current Report on Form 8-K amends the Company’s Original Filing to correct the date of the 2023 Annual Meeting, which will be held on April 27, 2023.

Item 5.08 Shareholder Director Nominations.

On January 30, 2023, the Board of Directors of the Company established that the Company’s 2023 Annual Meeting will be held on Thursday, April 27, 2023, at 5:00 p.m. Israel time, at the Company’s office located at MATAM Advanced Technology Park Building No. 5, Haifa, Israel 3508409. The record date for the determination of stockholders of the Company entitled to receive notice of and to vote at the 2023 Annual Meeting shall be the close of business on February 27, 2023. Because the date of the 2023 Annual Meeting differs by more than thirty days from the anniversary date of the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”), which was held on June 21, 2022, the deadlines for any stockholder proposals pursuant to Rule 14a-8 under the Exchange Act and for any stockholder nomination or proposal outside of Rule 14a-8, as listed in the Company’s 2022 Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2022, are no longer applicable. Pursuant to the Company’s amended and restated bylaws (the “Bylaws”) and Rule 14a-5(f) of the Exchange Act, the Company is hereby providing notice of the revised deadlines for such proposals via this Current Report on Form 8-K.

To be considered for inclusion in this year’s proxy materials for the 2023 Annual Meeting, stockholder proposals must be submitted in writing by February 15, 2023. In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2023 Annual Meeting must also comply with the Bylaws and all applicable rules and regulations promulgated by the SEC under the Exchange Act. Additionally, any stockholder who intends to submit a proposal regarding a director nomination or who intends to submit a proposal regarding any other matter of business at the 2023 Annual Meeting to be included in the Company’s proxy materials for the 2023 Annual Meeting must also ensure that notice of any such nomination or proposal (including any additional information specified in the Bylaws) is received by the corporate secretary at the Company’s principal executive offices on or before the close of business on February 15, 2023, which the Company has determined to be a reasonable time before it expects to begin in print and send its proxy materials in accordance with Rule 14a-5(f) and Rule 14a-8(e) under the Exchange Act. The February 15, 2023 deadline will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c)(1) of the Exchange Act as well as the notice requirements pursuant to Rule 14a-19 of the Exchange Act.

Any stockholder proposal for inclusion in the Company’s proxy materials, notice of proposed business to be brought before the 2023 Annual Meeting or director nomination should be sent to: Chen Franco Yehuda, CFO and Secretary, at MATAM Advanced Technology Park Building No. 5, Haifa, Israel 3508409 and/or via electronic mail to investor.relations@pluri-biotech.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLURI INC.

Date: February 14, 2023	By:	/s/ Chen Franco-Yehuda
	Name:	Chen Franco-Yehuda
	Title:	Chief Financial Officer

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